Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies

Leases

Refer to Note 8 “Leases” for discussion of the commitments associated with the Company’s lease portfolio.

Indemnification Agreements

In the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third-parties. In addition, the Company has entered into indemnification agreements with members of its board of directors and its officers that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date, the Company has not incurred any material costs as a result of such indemnifications. The Company does not believe that the outcome of any claims under indemnification arrangements will have a material effect on its financial position, results of operations or cash flows, and it has not accrued any liabilities related to such obligations in its consolidated financial statements as of December 31, 2023 or 2022.

Legal Contingencies

The Company accrues a liability for legal contingencies when it believes that it is both probable that a liability has been incurred and that the Company can reasonably estimate the amount of the loss. The Company reviews these accruals and adjusts them to reflect ongoing negotiations, settlements, rulings, advice of legal counsel and other relevant information. To the extent new information is obtained and the views on the probable outcomes of claims, suits, assessments, investigations or legal proceedings change, changes in the Company’s accrued liabilities would be recorded in the period in which such determination is made.

In addition, in accordance with the relevant authoritative guidance, for any matters in which the likelihood of material loss is at least reasonably possible, the Company will provide disclosure of the possible loss or range of loss. If a reasonable estimate cannot be made, however, the Company will provide disclosure to that effect. The Company expenses legal costs as they are incurred.

The Company did not accrue any liabilities related to legal contingencies in its consolidated financial statements as of December 31, 2023 and 2022.

Bacthera Long Term Manufacturing Agreement

On November 8, 2021, the Company entered into a Long Term Manufacturing Agreement with BacThera AG (“Bacthera”), a joint venture between Chr. Hansen and a Lonza Group affiliate, which was amended on December 14, 2022 (the “Bacthera Agreement”). The Bacthera Agreement governs the general terms under which Bacthera, or one of its affiliates, will (i) construct a dedicated full-scale production suite for the Company at Bacthera’s Microbiome Center of Excellence in Visp, Switzerland, which is substantially complete; and (ii) provide manufacturing services to the Company for its then SER-109 product candidate (now VOWST) and other products, as agreed to by the parties.

Under the terms of the Bacthera Agreement, the Company agreed to pay Bacthera a total of at least 256,000 CHF (or approximately $301,000) for the initial term of the agreement, inclusive of the construction fees and annual operating fees. Bacthera is funding the majority of the construction costs and will own and control the manufacturing suite during construction. The construction fees that the Company is responsible for represent a small percentage of the overall construction costs and are payable upon the achievement of certain milestones related to the construction of the dedicated manufacturing suite. The annual operating fee includes the cost of a baseline annual batch production volume. The Company has also agreed to pay certain other ancillary fees and a per-batch fee in excess of the baseline batches. These fees are subject to adjustment during construction for certain items outside of Bacthera’s control and annually against an agreed index. The Company will supply the active pharmaceutical ingredients to Bacthera to enable it to perform the services and pay for certain other raw materials and manufacturing components, which will be acquired by Bacthera.

The Bacthera Agreement has an initial term that continues until the tenth anniversary of the earlier of (a) successful completion of construction and demonstration of Bacthera’s readiness for commercial production or (b) the commencement of manufacturing.

The initial term is subject to renewals, which could extend the term to 16 years, and additional three-year terms thereafter. Each party has the ability to terminate the Bacthera Agreement upon the occurrence of certain customary conditions. The Company may also terminate the Bacthera Agreement for convenience after a defined period. In the event of a termination, the Company has certain financial obligations that would apply, and Bacthera has agreed to grant a license to Bacthera-developed manufacturing know how, if any, and provide technical assistance to the Company, so that the Company could transfer the manufacturing operations to itself or a third party. The Bacthera Agreement also contains representations, warranties and indemnity obligations as well as limitations of liability that are customary for agreements of this type.

The Bacthera Agreement represents a lease as the Company will have the right to use the dedicated manufacturing suite for a period of time following completion of the construction of the manufacturing suite and approval by regulatory authorities. As of December 31, 2023, the lease commencement date has not occurred and therefore the Company has not recorded an operating lease asset or an operating lease liability on its consolidated balance sheets. As of December 31, 2023, the Company has paid Bacthera $12,276 related to the construction of the dedicated manufacturing suite. As of December 31, 2023, the Company recorded $38,877 in other non-current assets in the accompanying consolidated balance sheet, including $30,049 related to the achievement of the substantial completion milestone that occurred in late 2023. These amounts will be recorded as part of the right-of-use asset upon lease commencement.